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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                                 AMENDMENT NO. 1
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 24, 2005

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                333-114018             04-2955061
 (State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)             File Number)       Identification No.)

     31 Market Street, Ipswich, Massachusetts                 01938
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01  Completion of Acquisition or Disposition of Assets

On June 29, 2005, First Ipswich Bancorp (the "Company") filed a Current Report on Form 8-K to report that on June 24, 2005, The First National Bank of Ipswich, a national bank and the wholly-owned subsidiary of the Company (the "Bank"), completed the acquisition of the Boston, Massachusetts branch of Atlantic Bank of New York ("Atlantic Bank"). The purpose of this amended report is to provide updated information regarding the financial information relating to the acquired business required to be provided by the Company.


Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Office of the Chief Accountant of the Securities and Exchange Commission has denied the Company's request for a waiver from the requirement of Item 9.01(a) of Form 8-K to provide audited financial statements of the business acquired.

The Company is unable to file such audited financial statements. The Company believes that it is, and will continue to be, impracticable for it to obtain these audited financial statements. The Company's independent registered public accounting firm, Wolf & Company, P.C., has advised the Company that it will not be able to audit the branch's financial statements because (1) separate and complete financial statements prepared in accordance with generally accepted accounting principles do not exist for the branch operation, and (2) the requisite knowledge of the internal control environment and fraud risk factors pertaining solely to the historical branch operations requires unreasonable effort and expense, and may be impossible to obtain given the relative insignificance of the branch operation to Atlantic Bank's consolidated operations.

(b) Pro Forma Financial Information.

The Company is not providing the pro forma financial information described in
Item 9.01(b) of Form 8-K.

The pro forma financial information does not need to be presented since the audited financial statements of the business acquired are not included in this filing.

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(c) Exhibits

Exhibit No.   Description
-----------   -----------

2.1 Purchase and Assumption Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.2 Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.3 REIT Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Omega Commercial Mortgage Corp (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.4 Purchase and Sale Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.4 to the Company's Current Report on Form 8-K filed on February 28, 2005).

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                                       -2-


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

                                          By: /s/ Donald P. Gill
                                              ------------------------
                                              Donald P. Gill
                                              President and C.E.O.
Date: August 9, 2005
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                                       -3-


                                  EXHIBIT INDEX


Exhibit No.   Exhibit Description
-----------   -------------------

2.1 Purchase and Assumption Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.2 Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.3 REIT Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Omega Commercial Mortgage Corp (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.4 Purchase and Sale Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.4 to the Company's Current Report on Form 8-K filed on February 28, 2005).